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                                                                   EXHIBIT 23(b)



                         CONSENT OF INDEPENDENT AUDITORS




         We consent to the incorporation by reference in this Registration Statement (Form S-8) of our report dated January 20, 1997, with respect to the consolidated financial statements of TRW Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1996, filed with the Securities and Exchange Commission.





                                                     /s/ Ernst & Young LLP

                                                     ERNST & YOUNG LLP



Cleveland, Ohio
May 13, 1997


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